                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2004

The supplements dated October 18, 2004, and October 22, 2004 are hereby amended and restated as follows:

Effective January 1, 2005, the following name changes will occur:

                  OLD NAME                                                             NEW NAME
                  --------                                                             --------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)  ("MANULIFE       JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK
USA")                                                               USA")

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK ("WE" OR       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("WE" OR "US"
"US" "THE COMPANY" OR "MANULIFE NEW YORK")                          OR "THE COMPANY" OR "JOHN HANCOCK NEW YORK"

MANULIFE FINANCIAL SECURITIES LLC ("MANULIFE FINANCIAL              JOHN HANCOCK DISTRIBUTORS LLC ("JHD LLC")
SECURITIES")

MANUFACTURERS SECURITIES SERVICES, LLC ("MSS")                      JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC ("JHIMS LLC")

MANUFACTURERS INVESTMENT TRUST ("TRUST" OR "MIT")                   JOHN HANCOCK TRUST ("TRUST" OR "JHT")

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE
ACCOUNT A (THE "VARIABLE ACCOUNT")                                  ACCOUNT A (THE "VARIABLE ACCOUNT")

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

The disclosure under "General Information About Us, The Variable Account and the Portfolios - The Manufacturers Life Insurance Company of New York" is amended to indicate that the Fitch rating is the "2nd category of 24", not the "2nd category of 22" as currently stated.

THE PORTFOLIOS

                        NOTICE OF PORTFOLIO SUBSTITUTIONS

The Company has filed an application with the Securities and Exchange Commission ("SEC") to permit substitutions of the Company's separate account investments in the portfolio listed below with investments in a new portfolio as follows:

    REPLACED PORTFOLIO                      SUBSTITUTED PORTFOLIO
    ------------------                      ---------------------
Great Companies - America Trust            U.S. Global Leaders Trust

IMPORTANT INFORMATION CONCERNING THE PROPOSED SUBSTITUTIONS

      - Prior to the effective date of the proposed substitutions and for 30 days thereafter you may transfer amounts invested in the sub-accounts which invest in the Replaced Portfolio to any other sub-account free of charge;

      - Prior to the effective date of the proposed substitutions and for 30 days thereafter any transfer from the sub-account which invests in a Replaced Portfolio to any other sub-account will not count as a transfer when imposing any applicable restrictions or limit on transfers;

      - You will not incur any fees or charges or any tax liability because of the substitutions, and your contract value immediately after the substitutions will equal your contract value immediately before the substitutions.

      - The total expenses of each Substituted Portfolio as shown below are less than the total expenses of the respective Replaced Portfolio. Actual total expenses of the Substituted Portfolio may be higher or lower in the future..

      - Upon a substitution you will receive another notice which will detail the effective date of the substitution and reiterate your rights related to the substitution. You will also receive a prospectus for the Substituted Portfolio.

      - The Company cannot effect the substitutions until it has received the order which it has requested from the SEC. If the order is issued, the Company intends to effect the substitutions as of the close of trading of the New York Stock Exchange on April 29, 2005.

SUBSTITUTED PORTFOLIO FEES AND CHARGES

The following information shows the annual investment advisory fees and other expenses of the Substituted Portfolio. The figures are a percentage of the average net assets of the portfolios as of June 30, 2004. These fees and expenses do not reflect Separate Account expenses and other deductions from policy value described in the prospectus.

Management of the Trust intends to submit to the Board of Trustees of the Trust for consideration at their December 13, 2004 meeting a proposal to increase the management fee for the U.S. Global Leaders Trust by 0.10% and to decrease the Rule 12b-1 fee being paid by each class of shares of this portfolio by 0.10% effective at the same time as the increase in management fees. This proposal would not result in any increase in Total Trust Annual Expenses for Series II shares of the U.S. Global Leaders Trust. If approved by the Trustees, the proposal will be submitted to the shareholders of the U.S. Global Leaders Trust at a meeting to be held on February 15, 2005.

SUBSTITUTED PORTFOLIO          MANAGEMENT FEE        RULE 12b-1 FEES     OTHER EXPENSES*       TOTAL TRUST ANNUAL EXPENSES*
---------------------          --------------        ---------------     ---------------       ----------------------------
U.S. Global Leaders Trust          0.61%                  0.35%               0.97%                      1.93%
(Series II Shares)

* For the U.S. Global Leaders Trust, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed 0.50%. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be: 0.50% and 1.46%.

SUBSTITUTED PORTFOLIO INVESTMENT ADVISER AND INVESTMENT OBJECTIVE

The following information lists the investment adviser and subadviser and information regarding the investment objective of the Substituted Portfolio. More detailed information about these portfolios can be found in the Trust prospectus dated May 1, 2004 which is enclosed with this supplement.

SUBSTITUTED PORTFOLIO               INVESTMENT ADVISER/SUBADVISER                        INVESTMENT OBJECTIVE
---------------------               -----------------------------                        --------------------
U.S. Global Leaders Trust       Adviser:  Manufacturers Securities Services LLC      To seek long-term growth of capital
                                Subadviser:  Sustainable Growth Advisers, L.P.

DESCRIPTION OF THE CONTRACT

FIXED ACCOUNT INVESTMENT OPTIONS

LOANS

The first paragraph of this section is replaced by the following:

We offer a loan privilege only to owners of contracts issued in connection with
Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS" (see FEDERAL TAX MATTERS-Qualified Retirement Plan - Loans). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF THE PRINCIPAL PLUS OPTIONAL BENEFIT IS ELECTED. The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

OPTIONAL BENEFITS

PAYMENT ENHANCEMENT

If you elect the Payment Enhancement, we will add a payment enhancement to your contract when you make a purchase payment. The payment enhancement is equal to 4% of the purchase payment and is allocated among investment options in the same proportion as your purchase payment. For contracts issued on and after July 12, 2004 but prior to November 1, 2004, the payment enhancement is equal to 5% of the purchase payment.

GUARANTEED RETIREMENT INCOME PROGRAM II

For applications received on or after June 14, 2004, the Guaranteed Retirement Income Program II ("GRIP II") is no longer available for purchase.

PRINCIPAL PLUS

The optional Principal Plus rider provides a guaranteed minimum withdrawal benefit prior to the Maturity Date. Principal Plus may not be available through all distribution partners. You may elect Principal Plus at the time the contract is issued, provided:

      - Principal Plus is available for sale in the state where the contract is sold;

      -     you have not selected a GRIP rider;

      - your entire contract value is invested in accordance with the investment options available with Principal Plus;

      - the oldest owner has not yet attained age 81 (for Qualified contracts only).

We reserve the right to accept or refuse to issue Principal Plus at our sole discretion. Once Principal Plus is elected, its effective date will be the Contract Date and it is irrevocable. If you elect Principal Plus, there is an additional annual fee of 0.30% (as a percentage of Adjusted GWB). (We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value.) The charge is deducted on an annual basis from the contract value (see "Principal Plus Fee" below).

THE ADDITION OF PRINCIPAL PLUS TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT. FURTHERMORE, PRINCIPAL PLUS CONTAINS AGE CAPS AND LIMITATIONS THAT LIMIT A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES. THESE CAPS AND LIMITATIONS SHOULD BE CONSIDERED WHEN DETERMINING THE SUITABILITY OF PRINCIPAL PLUS, ESPECIALLY AT OLDER AGES.

Prior to discussing how Principal Plus works, it is important for you to understand the following definitions:

Guaranteed Withdrawal Balance                -     The total amount available for future periodic
"GWB"                                              withdrawals under Principal Plus.

                                             -     The initial GWB is equal to your initial payment(s).

Guaranteed Withdrawal Amount                 -     The amount guaranteed to be available each
"GWA"                                              contract year for withdrawal  under Principal Plus
                                                   until the GWB is depleted.

                                             -     The initial GWA is equal to 5% of the initial GWB.

Principal Plus guarantees that each Contract Year you may take withdrawals up to an amount equal to the GWA until your GWB is depleted, even if your contract value reduces to zero. Please note the following features of Principal Plus:

      - If you choose not to withdraw the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.

      - If you choose not to withdraw at all during certain Contract Years, the GWB will increase by a Bonus. (See "Calculation of GWB - Bonus.")

      - If you choose to withdraw more than the GWA in any Contract Year, the GWB will be automatically reset, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under Principal Plus to an amount less than the sum of all purchase payments. (See "Calculation of GWB - Effect of Withdrawals.")

      - If you choose to make withdrawals up to the Life Expectancy Amount, as defined under Principal Plus, the GWB will not be automatically reset even if such distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

      - If your contract value exceeds your GWB on certain dates, you may elect to increase or "Step-Up" your GWB to equal your contract value on such dates. (See "Calculation of GWB - Step-Up.").

For purposes of this discussion of Principal Plus, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.

Withdrawals under Principal Plus will reduce the contract value by the amount withdrawn and will be subject to the same conditions, limitations, and restrictions as withdrawals otherwise made under the contract. Withdrawals under Principal Plus will reduce the Death Benefit like any other withdrawal. (See Death Benefit During Accumulation Period). If total withdrawals during a Contract Year are less than or equal to the GWA (or the Life Expectancy Amount, if applicable), then Withdrawal Charges applicable to such withdrawals will be waived. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or the Life Expectancy Amount, if applicable) or if total withdrawals during a Contract Year have already exceeded such amount, then Withdrawal Charges applicable to such withdrawal will apply.

SINCE THE BENEFIT OF PRINCIPAL PLUS IS ACCESSED THROUGH WITHDRAWALS, THE PURCHASE OF PRINCIPAL PLUS MAY NOT BE APPROPRIATE FOR OWNERS WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. PRIOR TO ELECTING PRINCIPAL PLUS, PLEASE CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH PRINCIPAL PLUS.

ADDITIONAL PURCHASE PAYMENTS. On or after the first Contract Anniversary, no additional purchase payments will be accepted without our prior approval that either:

      -     exceed $100,000 or

      - cause the total of all additional purchase payments received since the first Contract Anniversary to exceed $100,000.

For Qualified Contracts, in addition to the above restrictions on purchase payments, no additional purchase payments will be accepted after the owner's (or joint owner's) attained age 81. If your contract is to be issued as an IRA and you intend to add Principal Plus to your contract, you should note that, under tax law, no contribution, except rollover contributions, may be made to your IRA for the year that you attain age 70 1/2 and subsequent years. If these rules apply to you, please consult with your tax advisor prior to electing

Principal Plus. FOR ALL CONTRACTS, NOTWITHSTANDING THE ABOVE, WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY.

CALCULATION OF GWB. As stated above, the initial GWB equals the amount of your initial purchase payment(s) to the contract. Each time an additional purchase payment is received, the GWB will increase by the amount of that additional purchase payment. As described below, the GWB will also increase as a result of a Bonus or a Step-Up and will decrease as a result of a withdrawal. In no event will the GWB exceed $5,000,000. The GWB cannot be withdrawn in a lump sum.

Bonus. During the first 5 Contract Years ("Bonus Period"), if no withdrawals are taken during a particular Contract Year, then the GWB will increase on the following Contract Anniversary by an amount equal to 5% of total purchase payments to the contract. If however, the GWB was previously Stepped-Up (see "Step-Up" below) and/or reset (see "Effect of Withdrawals" below) then the GWB will increase on the following Contract Anniversary by an amount equal to 5% of the GWB immediately after the latest Step-Up or reset, increased by any purchase payments received since such latest Step-Up or reset. The effects of a Bonus on the GWA are described below in "Calculation of GWA - Bonus."

Step-Up. The Step-Up Dates are every 3rd (e.g. 3rd, 6th, 9th ...etc.) Contract Anniversary after the Contract Date, up to and including the 30th Contract Anniversary. Within 30 days following each Step-Up Date, you may elect to increase ("Step-Up") the GWB if the contract value on the Step-Up Date is greater than the GWB on that date. If you elect to Step-Up, the GWB will Step-Up to an amount equal to the contract value on that Step-Up Date. If you do not elect to Step-Up, you will be able to Step-Up the GWB on the next available Step-Up Date. If you elect to Step-Up, the Principal Plus fee will be based on the Stepped-Up value and we reserve the right to increase the Principal Plus fee. (See "Principal Plus Fee.") The effects of a Step-Up on the GWA are described below in the "Calculation of GWA - Step-Up."

Effect of Withdrawals. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWB will decrease by the amount of the withdrawals. The effect of a withdrawal less than or equal to the GWA that reduces the contract value to zero is described in "Settlement Phase."

If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), then the GWB will be automatically reset to equal the lesser of:

      -     the contract value immediately after the withdrawal; or

      - the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

The effect of a withdrawal greater than the GWA that reduces the contract value to zero is described in "Rider Fee" and "Termination." The effects of a withdrawal on the GWA are described below in the "Calculation of GWA - Effect of Withdrawals."

Notwithstanding the reset discussion above, a reset of the GWB will not result when Life Expectancy Distributions, as defined under Principal Plus, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

CALCULATION OF GWA. As stated above, the initial GWA is equal to 5% of the initial GWB. Each time an additional purchase payment is received, the GWA will equal the greater of:

      -     the GWA immediately prior to the purchase payment; or

      -     the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.

As described below, the GWA may also increase as a result of a Step-Up of the GWB and may decrease as a result of a withdrawal.

Bonus.Upon the GWB being increased by a Bonus, the GWA will equal the greater of:

      -     (a) the GWA immediately prior to the Bonus; or

      -     (b) 5% of the GWB immediately after the Bonus.

Step-Up. Upon a Step-Up of the GWB, the GWA will equal the greater of:

      -     (a) the GWA immediately prior to the Step-Up of the GWB; or

      -     (b) 5% of the GWB immediately after the Step-Up of the GWB.

      -

Effect of Withdrawals. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWA does not change as a result of the withdrawal. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), then the GWA will be automatically reset to equal the lesser of:

      -     the GWA immediately prior to the withdrawal; or

      -     5% of the greater of:

            -     the contract value immediately after the withdrawal; or

            -     the GWB immediately after the withdrawal.

Notwithstanding the reset discussion above, a reset of the GWA will not result when Life Expectancy Distributions, as defined under Principal Plus, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

LIFE EXPECTANCY DISTRIBUTIONS. As discussed above, a reset of the GWB and the GWA will not result when Life Expectancy Distributions, as defined under Principal Plus, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. Life Expectancy Distributions must be requested in writing, in a form acceptable to us. For purposes of Principal Plus, Life Expectancy Distributions are distributions within a calendar year that:

      - are part of a series of substantially equal periodic payments over the Owner's Life Expectancy (or, if applicable, the joint Life Expectancy of the owner and the owner's spouse) (hereinafter collectively referred to as the owner's Life Expectancy); and

      -     are paid to the owner:

            - pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the owner (hereinafter referred to as "Pre-59 1/2 Distributions"); or

            - pursuant to Code Section 72(s)(2) upon the request of the owner (hereinafter referred to as "Non-Qualified Death Benefit Stretch Distributions"); or

            - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (hereinafter referred to as "Qualified Death Benefit Stretch Distributions" and "Required Minimum Distributions"); and

      - do not exceed the Company's Life Expectancy Amount, as defined herein, for the applicable year.

For purposes of this "Life Expectancy Distributions" provision, references to owner also include the Beneficiary, as applicable.

The Company's Life Expectancy Amount for each year is equal to the greater of:

      - the contract value as of the applicable date divided by the owner's Life Expectancy as described below; or

      - the GWB as of the applicable date divided by the owner's Life Expectancy as described below.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined by the Company as of the following dates:

      - the owner's birthday that occurs during the calendar year in which the Life Expectancy Distribution applies (for Pre 59 1/2 Distributions and Required Minimum Distributions); or

      - the owner's birthday that occurs during the calendar year in which the owner's Life Expectancy Distributions first commenced (or, when required by regulations, the calendar year after the calendar year of the original owner's death) reduced by the number of years that the Life Expectancy Distributions have already occurred (for Qualified Death Benefit Stretch Distributions and Non-Qualified Death Benefit Stretch Distributions.)

WE RESERVE THE RIGHT TO MAKE ANY CHANGES NECESSARY TO COMPLY WITH THE CODE AND TREASURY REGULATIONS.

THE LIFE EXPECTANCY AMOUNT CALCULATION PROVIDED UNDER PRINCIPAL PLUS IS BASED ON THE COMPANY'S UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW AS OF MAY 10, 2004 APPLICABLE TO PRE-59 1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. IN THE FUTURE, THE REQUIREMENTS UNDER TAX LAW FOR SUCH DISTRIBUTIONS MAY CHANGE AND THE LIFE EXPECTANCY AMOUNT CALCULATION PROVIDED UNDER PRINCIPAL PLUS MAY NOT BE SUFFICIENT TO SATISFY THE REQUIREMENTS UNDER TAX LAW FOR THESE TYPES OF DISTRIBUTIONS. IN SUCH A SITUATION, AMOUNTS WITHDRAWN TO SATISFY SUCH DISTRIBUTION REQUIREMENTS WILL EXCEED THE LIFE EXPECTANCY AMOUNT AND

MAY RESULT IN A RESET OF THE GWB AND THE GWA. PLEASE DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING PRINCIPAL PLUS.

SETTLEMENT PHASE. If a withdrawal (a) does not cause total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, but the GWB immediately after the withdrawal is still greater than zero, then Principal Plus will enter its settlement phase. The contract will continue but all other rights and benefits under the contract, including death benefits, will terminate and additional purchase payments will not be accepted. The Principal Plus fee will not be deducted during Principal Plus's settlement phase.

During Principal Plus's settlement phase, each Contract Year until the GWB is depleted, settlement payments that total an amount no greater than the GWA, or Life Expectancy Distributions if applicable, will automatically be paid to you. (See "Life Expectancy Distributions.") If however, the GWA or the Life Expectancy Distribution, if applicable, exceeds the GWB, then the settlement payment for that Contract Year will be limited to the GWB. The settlement payments will be paid no less frequently than annually. You may choose among the frequencies that we make available at that time. If any owner dies during Principal Plus's settlement phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus continues (as described in "Effect of Payment of Death Benefit") and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's settlement phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

EFFECT OF PAYMENT OF DEATH BENEFIT. If you die prior to the Maturity Date and before the GWB is depleted, and if the Beneficiary does not take the death benefit as a lump sum under the terms of the contract, Principal Plus will continue. If Principal Plus continues, the Principal Plus fee will continue. (See "Principal Plus Fee.") In this scenario, the Beneficiary does not have the option to terminate the Principal Plus rider. If Principal Plus continues, within 30 days following the date the death benefit was determined under the contract, the Beneficiary has the option to elect to Step-Up the GWB if the death benefit on the date the death benefit was determined was greater than the GWB on that date. (See "Calculation of GWB - Step-Up.")

If the Beneficiary is the deceased owner's spouse, such Beneficiary is eligible for any remaining Bonuses and any Step-Ups. However, any such remaining Bonuses will be calculated and applied on future anniversaries of the date the death benefit was determined instead of the original Contract Anniversary dates. Remaining eligible Step-Up Dates will also be measured beginning from the date the death benefit was determined but the latest Step-Up date will be no later than the 30th Contract Anniversary after the Contract Date. When withdrawals deplete the contract value to zero, if the GWB is still greater than zero, then Principal Plus enters its settlement phase. (See "Settlement Phase.")

If the Beneficiary is not the deceased owner's spouse, such Beneficiary is not eligible for any remaining Bonuses and Step-Ups. For purposes of subsequent calculation of the GWA and the GWB, Death Benefit distributions will be treated as withdrawals. When death benefit distributions deplete the death benefit to zero, if the GWB is still greater than zero, then Principal Plus enters its settlement phase. (See "Settlement Phase.") Note that some methods of Death Benefit distribution may result in distribution amounts in excess of both the GWA and the Life Expectancy Distributions. In such cases, the GWB may be automatically reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this rider. (See "Calculation of GWB - Effect of Withdrawals" and Calculation of GWA - Effect of Withdrawals".)

INVESTMENT OPTIONS FOR APPLICATIONS RECEIVED PRIOR TO JUNE 1, 2004. If you elect Principal Plus, you must invest 100% of your contract value during the entire period Principal Plus is in effect as follows:

      (a) among the Lifestyle Portfolios currently available with Principal Plus (see "Lifestyle Portfolios Available with Principal Plus" below); or

      (b) in a manner consistent with any one of the Model Allocations currently available with Principal Plus (see "Model Allocations Available with Principal Plus" below).

If you select (a) above, you may allocate your monies in one of the four Lifestyle Portfolios currently available with Principal Plus or any combination of such Lifestyle Portfolios. If you use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Lifestyle Portfolio(s), you will be considered to have met (a) above.

If you select (b) above, you must allocate your entire contract value to one of the Model Allocations currently available with Principal Plus and you must rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation. If you use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation, you will be considered to have met (b) above.

You may transfer between (a) and (b), or vice versa, on any date, provided 100% of your contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Lifestyle Portfolios Available with Principal Plus. The following four Lifestyle Portfolios are currently available with Principal Plus:

                                 PORTFOLIO NAME

                           LIFESTYLE GROWTH 820 TRUST

                          LIFESTYLE BALANCED 640 TRUST

                          LIFESTYLE MODERATE 460 TRUST

                        LIFESTYLE CONSERVATIVE 280 TRUST

FOR MORE INFORMATION REGARDING THESE LIFESTYLE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST" SECTION OF THIS PROSPECTUS AS WELL AS THE TRUST'S PROSPECTUS. THE TRUST'S PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

Model Allocations Available with Principal Plus. The following four Model Allocations are currently available with Principal Plus:

                                PERCENTAGE
                             ALLOCATION OF EACH
                            PORTFOLIO WITHIN THE
MODEL ALLOCATION NAME         MODEL ALLOCATION           PORTFOLIO NAME
---------------------       --------------------         --------------
Core Holdings                      25%               American Growth-Income Trust
                                   25%               American Growth Trust
                                   15%               American International Trust
                                   35%               Diversified Bond Trust

Value Blend                        40%               Equity-Income Trust
                                   20%               American Growth Trust
                                   20%               Diversified Bond Trust
                                   20%               Strategic Bond Trust

Growth Blend                       40%               Blue Chip Growth Trust
                                   20%               Diversified Bond Trust
                                   20%               American Growth-Income Trust
                                   20%               Strategic Bond Trust

Global                             30%               Global Bond Trust
                                   20%               U.S. Large Cap Trust
                                   20%               Blue Chip Growth Trust
                                   30%               International Value Trust

IF YOU SELECT ONE OF THE MODEL ALLOCATIONS AVAILABLE WITH PRINCIPAL PLUS THERE IS NO ASSURANCE THAT YOUR CONTRACT VALUE WILL NOT LOSE MONEY OR THAT INVESTMENT RESULTS WILL NOT EXPERIENCE VOLATILITY. YOUR INVESTMENT PERFORMANCE WILL DEPEND ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. EACH MODEL ALLOCATION IS NOT A FUND-OF-FUNDS. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT COMPRISES THE MODEL ALLOCATIONS, INCLUDING INFORMATION RELATING TO EACH PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN EACH PORTFOLIO, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST" SECTION OF THIS PROSPECTUS AS WELL AS THE TRUST'S PROSPECTUS. THE TRUST'S PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. Current transfer restrictions are described above. If an investment option is restricted, no transfers into the restricted investment options will be allowed and no purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restrictions. Any amounts previously allocated to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages allocated to certain investment options, to require that certain investment options be chosen in conjunction with other investment options, to limit transfers between existing investment options and/or to require periodic rebalancing of existing variable investment accounts to the required percentages.

Special Rules for Applications Received Prior to June 1, 2004. For applications received prior to June 1, 2004, that do not have allocations in a particular Model Allocation on June 1, 2004, the "Investment Options for Applications Received on or after June 1, 2004" discussion below is applicable to you and any formerly available Model Allocations that are not described below are no longer available for transfers or payments as of June 1, 2004. For applications received prior to June 1, 2004, that have allocations in a particular Model Allocation on June 1, 2004:

      - You may transfer monies out of the Model Allocation in which you are currently invested to one or more of the investment options mentioned below provided 100% of your contract value is transferred. When such a transfer is made, the investment options described in "Investment Options for Applications Received on or after June 1, 2004" below are the available investment options and any formerly available Model Allocations that are not described below are no longer available for transfers or payments.

      - If you choose to remain in the Model Allocation in which you are currently invested, you must continue to rebalance your entire contract value to your Model Allocation on a quarterly basis and new payments may be allocated to such Model Allocation.

      - If you are currently participating in our DCA program, from the DCA fixed account investment option into your particular Model Allocation, such DCA program may continue and new payments may be allocated to such Model Allocation. You may transfer monies out of the Model Allocation in which you are currently invested to one of the investment options described in "Investment Options for Applications Received on or after June 1, 2004" below provided 100% of such monies are transferred. When such a transfer is made, the investment options described in "Investment Options for Applications Received on or after June 1, 2004" below are the available investment options and any formerly available Model Allocations that are not described below are no longer available for transfers or payments.

INVESTMENT OPTIONS FOR APPLICATIONS RECEIVED ON OR AFTER JUNE 1, 2004. If you elect Principal Plus, you must invest 100% of your contract value during the entire period Principal Plus is in effect as follows:

      (a) among the Money Market Portfolio or the Lifestyle Portfolios currently available with Principal Plus (see "Money Market and Lifestyle Portfolios Available with Principal Plus" below); or

      (b) in a manner consistent with any of the Model Allocations currently available with Principal Plus (see "Model Allocations Available with Principal Plus" below.)

If you select (a) above, you may allocate your monies in the Money Market Portfolio or in one of the Lifestyle Portfolios currently available with Principal Plus or in any combination of the Money Market Portfolio or such Lifestyle Portfolios. If you use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option or the Money Market Portfolio in connection with your selected Money Market Portfolio or Lifestyle Portfolio(s), you will be considered to have met (a) above.

If you select (b) above, you must allocate your entire contract value to one of the Model Allocations currently available with Principal Plus and you must rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation. If you use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation, you will be considered to have met (b) above. Note if you select a Model Allocation you may not use our DCA program from the Money Market Portfolio.

You may transfer between (a) and (b), or vice versa, on any date, provided 100% of your contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Money Market and Lifestyle Portfolios Available with Principal Plus. The following Portfolios are currently available with Principal Plus:

                                 PORTFOLIO NAME

                               Money Market Trust

                           Lifestyle Growth 820 Trust

                          Lifestyle Balanced 640 Trust

                          Lifestyle Moderate 460 Trust

                        Lifestyle Conservative 280 Trust

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST" SECTION OF THIS PROSPECTUS AS WELL AS THE TRUST'S PROSPECTUS. THE TRUST'S PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MODEL ALLOCATIONS AVAILABLE WITH PRINCIPAL PLUS. The following Model Allocations are currently available with Principal Plus:

                                   PERCENTAGE
                                ALLOCATION OF EACH
                               PORTFOLIO WITHIN THE
MODEL ALLOCATION NAME            MODEL ALLOCATION                   PORTFOLIO NAME
---------------------          --------------------                 --------------
Core Holdings of America              25%                      American Growth-Income Trust
                                      25%                      American Growth Trust
                                      15%                      American International Trust
                                      35%                      Diversified Bond Trust

Value Strategy                        30%                      Equity-Income Trust
                                      30%                      Core Equity Trust
                                      20%                      Diversified Bond Trust
                                      20%                      Strategic Bond Trust

Growth Blend                          40%                      Blue Chip Growth Trust
                                      20%                      Diversified Bond Trust
                                      20%                      American Growth-Income Trust
                                      20%                      Strategic Bond Trust

Global Balanced                       30%                      Fundamental Value Trust
                                      20%                      Global Bond Trust
                                      25%                      Global Allocation Trust
                                      25%                      American International Trust

CoreSolution                          34%                      Strategic Income Trust
                                      33%                      U.S. Global Leaders Growth Trust
                                      33%                      Classic Value Trust

IF YOU SELECT ONE OF THE MODEL ALLOCATIONS AVAILABLE WITH PRINCIPAL PLUS THERE IS NO ASSURANCE THAT YOUR CONTRACT VALUE WILL NOT LOSE MONEY OR THAT INVESTMENT RESULTS WILL NOT EXPERIENCE VOLATILITY. YOUR INVESTMENT PERFORMANCE WILL DEPEND ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. EACH MODEL ALLOCATION IS NOT A FUND-OF-FUNDS. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT COMPRISES THE MODEL ALLOCATIONS, INCLUDING INFORMATION RELATING TO EACH PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN EACH PORTFOLIO, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST" SECTION OF THIS PROSPECTUS AS WELL AS THE TRUST'S PROSPECTUS. THE TRUST'S PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. Current transfer restrictions are described above. If an investment options is restricted, no transfers into the restricted investment options will be allowed and no purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restrictions. Any amounts previously allocated to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages allocated to certain investment options, to require that certain investment options be chosen in conjunction with other investment options, to limit transfers between existing investment options and/or require periodic rebalancing of existing variable investment accounts to the required percentages.

TERMINATION. The owner may not terminate the Principal Plus rider. However, Principal Plus will terminate automatically upon the earliest of:

      -     depletion of the GWB;

      -     the Maturity Date;

      - when a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;

      - depletion of the contract value, unless Principal Plus is in its Settlement Phase; or

      -     termination of the contract.

PRINCIPAL PLUS FEE. To compensate us for assuming risks associated with Principal Plus, we charge an annual fee on each Contract Anniversary. The Principal Plus fee is equal to 0.30% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-Up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. The Principal Plus fee is withdrawn from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. The Principal Plus fee will not be deducted during Principal Plus's settlement phase or after the Maturity Date.

WE RESERVE THE RIGHT TO INCREASE THE PRINCIPAL PLUS FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN NO EVENT WILL THE PRINCIPAL PLUS FEE EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Principal Plus fee from the amount otherwise payable. The Principal Plus fee will be determined based on the Adjusted GWB. For purposes of determining the Principal Plus fee, a total withdrawal will be deemed to have been taken on the date the death benefit is determined and once the Maturity Date is reached.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus continues, for purposes of this "Principal Plus Fee" discussion, the anniversaries of the date the death benefit was determined will be considered to be the Contract Anniversaries.

EXAMPLES

Example 1. Assume a single purchase payment of $100,000, no additional purchase payments are made, withdrawals equal to the GWA are taken in each of the first 20 Contract Years and the owner does not elect to Step-Up the GWB.

                                                                      GWB ON
CONTRACT     PURCHASE              WITHDRAWAL                        CONTRACT
 YEAR        PAYMENTS      GWA       TAKEN          BONUS           ANNIVERSARY
 ----        --------      ---    -----------       -----           -----------
At issue     100,000                                                  100,000
  1                0      5,000      5,000            0                95,000
  2                0      5,000      5,000            0                90,000
  3                0      5,000      5,000            0                85,000
  4                0      5,000      5,000            0                80,000
  5                0      5,000      5,000            0                75,000
 10                0      5,000      5,000            0                50,000
 20                0      5,000      5,000            0                     0

Example 2. Assume an initial purchase payment of $100,000, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years) and the owner does not elect to Step-Up the GWB.

                                 GWA AFTER                                         GWB ON
CONTRACT          PURCHASE        PURCHASE      WITHDRAWAL                        CONTRACT
  YEAR            PAYMENTS        PAYMENT         TAKEN           BONUS          ANNIVERSARY
  ----            --------       ---------      ----------        -----          -----------
At issue          100,000                                                          100,000
  1                     0          5,000              0           5,000            105,000
  2                10,000          5,750              0           5,500            120,500
  3                     0          6,025          6,025               0            114,475
  4                     0          6,025              0           5,500            119,975
  5                     0          6,025              0           5,500            125,475

Example 3. Assume a single purchase payment of $100,000, no additional purchase payments are made, the owner elects to Step-Up the GWB at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset).

                                                          HYPOTHETICAL
                                 GWA                        CONTRACT
                                AFTER                        VALUE ON                      GWB ON
CONTRACT        PURCHASE       PURCHASE     WITHDRAWAL       CONTRACT                     CONTRACT
 YEAR           PAYMENTS        PAYMENT       TAKEN         ANNIVERSARY      BONUS       ANNIVERSARY
 ----           --------      ---------    ----------     -------------      -----       -----------
At issue        100,000                                                                   100,000
  1                   0         5,000        5,000           101,700           0           95,000
  2                   0         5,000        5,000           103,534           0           90,000
  3                   0         5,000        5,000           105,511           0          105,781*
  4                   0         5,289        5,289            94,629           0          100,492
  5                   0         5,289       10,000            79,596           0           79,898*

* Steps-Up or resets to contract value before the Principal Plus fee is deducted.

FEDERAL TAX MATTERS

QUALIFIED RETIREMENT PLANS

LOANS

The first paragraph of this section is replaced by the following:

A loan privilege is available only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan are subject to the rules in the Code, IRS Regulations, and our procedures in effect at the time a loan is made. The loan privilege will not be available to such contracts if the Principal Plus optional benefit is elected. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

                THE DATE OF THIS SUPPLEMENT IS DECEMBER 30, 2004

NYVenture Supp 12/30/04